Prospectus	May 1, 2007

Prospectus dated May 1, 2007

♦	JIC Institutional Bond Fund I
♦	JIC Institutional Bond Fund II
♦	JIC Institutional Bond Fund III
♦	Johnson Enhanced Return Fund

Johnson Mutual Funds Trust
3777 West Fork Road
Cincinnati, OH 45247
(513) 661-3100
(800) 541-0170
FAX (513) 661-4901

Like all mutual fund shares and prospectuses, the Securities and Exchange Commission has not approved or disapproved these shares or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Investment Objective, Principal Risks and Fund Performance
JIC Institutional Bond Fund I	3
JIC Institutional Bond Fund II	4
JIC Institutional Bond Fund III	5
Johnson Enhanced Return Fund	6

Other Information about Investments
Cost of Investing in the Funds	7

How to Buy, Sell or Exchange Shares in the Funds
How to Buy Shares	8
How to Sell Shares	9
How to Exchange Shares	10

Share Price Calculation	10
Dividends and Distributions	10
Taxes	11
Management of the Funds	11
Fair Value Disclosure	12
Market Timing Disclosure	12
Portfolio Managers	13
Portfolio disclosure	13
General Information	13
Other Information about Investments	13
Financial Highlights	14
Privacy Policy	14
Service Providers	15
Other Sources of Information	15

2

JIC INSTITUTIONAL BOND FUND I

Investment Objective
The investment objective of the JIC Institutional Bond Fund I is a high level of income over the long term consistent with preservation of capital.

Principal Strategies
The Fund’s strategy is to provide a diversified portfolio of investment grade bonds with aggregate risk, return and income characteristics similar to 1 to 3 year bonds. The Fund invests primarily in a broad range of investment grade fixed income securities, including bonds, notes, mortgage-backed securities, collaterized mortgage obligations, domestic corporate and government securities, and short term obligations such as commercial paper and repurchase agreements. The Fund will maintain a dollar weighted average maturity between 1 and 3 years. To the extent consistent with the Fund’s objective, the adviser will try to avoid realization of capital gains for tax purposes. The Fund will normally invest at least 80% of its assets in bonds.

Principal Risks of Investing in the Fund
•	Interest rate risk is the risk that the value of your investment may decrease when interest rates rise.
•	Credit risk is the risk that the issuer of the fixed income security (including some Government Agencies) may not be able to make interest and principal payments when due.
•	Prepayment risk is the risk that the value of the mortgage securities held by the Fund may go down as a result of changes in prepayment rates on the underlying mortgages.
•
Specific maturity risk is the risk that the specific maturities in which the Fund invests may fall in price more than other maturities. Generally, a portfolio of bonds with a longer effective maturity will fluctuate more than a portfolio of bonds with a shorter effective maturity.

•	As with any mutual fund investment, the Fund’s returns may vary and you could lose money.

Is this Fund Right for You?
The Fund may be a suitable investment for:
•	long term investors seeking a fund with an income and capital preservation strategy
•	investors seeking a fund with risk, return and income commensurate with 1 to 3 year bonds
•	investors seeking to diversify their holdings with bonds and other fixed income securities
•	investors willing to accept price fluctuations in their investments
•	investors with a $1 million initial investment.

Bar Chart and Performance
The chart and table below show the variability of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year since the Fund’s inception. The table shows how the Fund’s average annual total returns over time compare to those of a broad-based securities market index. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance.

During the period shown, the highest return for a calendar quarter was 2.80% in the third quarter of 2001, and the lowest return was -1.40% in the fourth quarter of 2001.

Average Annual Total Returns For the periods ended December 31, 2006

	1Year	5 Years	Since Inception[1]
Return Before Taxes	4.39%	3.29%	3.96%
Return After Taxes on Distributions[2]	2.98%	1.83%	2.33%
Return After Taxes on Distributions and Sale of Fund Shares[2]	2.83%	1.93%	2.39%
Merrill Lynch 1-3 year Government Corporate Index with no BBB Rated Bonds (reflects no deduction for fees, expenses or taxes)	4.22%	3.08%	4.35%
Merrill Lynch 1-3 year Government Corporate (reflects no deduction for fees, expenses or taxes)	4.25%	3.19%	4.43%

1 Inception Date is August 30, 2000
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
3

JIC INSTITUTIONAL BOND FUND II

Investment Objective
The investment objective of the JIC Institutional Bond Fund II is a high level of income over the long term consistent with preservation of capital.

Principal Strategies
The Fund’s strategy is to provide a diversified portfolio of investment grade bonds with aggregate risk, return and income characteristics similar to 3 to 5 year bonds. The Fund invests primarily in a broad range of investment grade fixed income securities, including bonds, notes, mortgage-backed securities, collaterized mortgage obligations, and domestic corporate and government securities. The Fund will maintain a dollar weighted average maturity between 3 and 5 years. To the extent consistent with the Fund’s objective, the adviser will try to avoid realization of capital gains for tax purposes. The Fund will normally invest at least 80% of its assets in bonds.

Principal Risks of Investing in the Fund
•	Interest rate risk is the risk that the value of your investment may decrease when interest rates rise.
•	Credit risk is the risk that the issuer of the fixed income security (including some Government Agencies) may not be able to make interest and principal payments when due.
•	Prepayment risk is the risk that the value of the mortgage securities held by the Fund may go down as a result of changes in prepayment rates on the underlying mortgages.
•
Specific maturity risk is the risk that the specific maturities in which the Fund invests may fall in price more than other maturities. Generally, a portfolio of bonds with a longer effective maturity will fluctuate more than a portfolio of bonds with a shorter effective maturity.

•	As with any mutual fund investment, the Fund’s returns may vary and you could lose money.

Is this Fund Right for You?
The Fund may be a suitable investment for:
•	long term investors seeking a fund with an income and capital preservation strategy
•	investors seeking a fund with risk, return and income commensurate with 3 to 5 year bonds
•	investors seeking to diversify their holdings with bonds and other fixed income securities
•	investors willing to accept price fluctuations in their investments
•	investors with a $5 million initial investment.

Bar Chart and Performance
The chart and table below show the variability of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year since the Fund’s inception. The table shows how the Fund’s average annual total returns over time compare to those of a broad-based securities market index. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance.

During the period shown, the highest return for a calendar quarter was 4.70% in the third quarter of 2001, and the lowest return was -1.74% in the fourth quarter of 2004.

Average Annual Total Returns For the periods ended December 31, 2006

	1Year	5 Years	Since Inception[1]
Return Before Taxes	4.18%	3.96%	4.92%
Return After Taxes on Distributions[2]	2.58%	2.64%	2.67%
Return After Taxes on Distributions and Sale of Fund Shares[2]	2.69%	2.73%	2.69%
Merrill Lynch 3-5 year Government Corporate Index with no BBB Rated Bonds (reflects no deduction for fees, expenses or taxes)	4.08%	4.41%	5.77%
Merrill Lynch 3-5 year Government Corporate Index (reflects no deduction for fees, expenses or taxes)	4.22%	4.51%	5.81%

1 Inception Date is August 30, 2000
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
4

JIC INSTITUTIONAL BOND FUND III

Investment Objective
The investment objective of the JIC Institutional Bond Fund III is a high level of income over the long term consistent with preservation of capital.

Principal Strategies
The Fund’s strategy is to provide a diversified portfolio of investment grade bonds with aggregate risk, return and income characteristics similar to 5 to 7 year bonds. The Fund invests primarily in a broad range of investment grade fixed income securities, including bonds, notes, mortgage-backed securities, collaterized mortgage obligations, and domestic corporate and government securities. The Fund will maintain a dollar weighted average maturity between 5 and 7 years. To the extent consistent with the Fund’s objective, the adviser will try to avoid realization of capital gains for tax purposes. The Fund will normally invest at least 80% of its assets in bonds.

Principal Risks of Investing in the Fund
•	Interest rate risk is the risk that the value of your investment may decrease when interest rates rise.
•	Credit risk is the risk that the issuer of the fixed income security (including some Government Agencies) may not be able to make interest and principal payments when due.
•	Prepayment risk is the risk that the value of the mortgage securities held by the Fund may go down as a result of changes in prepayment rates on the underlying mortgages.
•
Specific maturity risk is the risk that the specific maturities in which the Fund invests may fall in price more than other maturities. Generally, a portfolio of bonds with a longer effective maturity will fluctuate more than a portfolio of bonds with a shorter effective maturity.

•	As with any mutual fund investment, the Fund’s returns may vary and you could lose money.

Is this Fund Right for You?
The Fund may be a suitable investment for:
•	long term investors seeking a fund with an income and capital preservation strategy
•	investors seeking a fund with risk, return and income commensurate with 5 to 7 year bonds
•	investors seeking to diversify their holdings with bonds and other fixed income securities
•	investors willing to accept price fluctuations in their investments
•	investors with a $5 million initial investment.

Bar Chart and Performance
The chart and table below show the variability of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year since the Fund’s inception. The table shows how the Fund’s average annual total returns over time compare to those of a broad-based securities market index. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance.

During the period shown, the highest return for a calendar quarter was 5.70% in the third quarter of 2001, and the lowest return was -2.50% in the fourth quarter of 2004.

Average Annual Total Returns
For the periods ended December 31, 2006

	1 Year	5 Years	Since Inception[1]
Return Before Taxes	3.92%	4.66%	5.48%
Return After Taxes on Distributions[2]	2.16%	2.79%	3.49%
Return After Taxes on Distributions and Sale of Fund Shares[2]	2.52%	2.89%	3.42%
Merrill Lynch 5-7 year Government Corporate Index with no BBB Rated Bonds (reflects no deduction for fees, expenses or taxes)	4.03%	5.40%	6.69%
Merrill Lynch 5-7 year Government Corporate Index (reflects no deduction for fees, expenses or taxes)	4.23%	5.51%	6.75%

1 Inception Date is August 30, 2000
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

5

JOHNSON ENHANCED RETURN FUND

Investment Objective
The investment objective of the Enhanced Return Fund is to outperform the Fund’s benchmark, the S&P 500 Composite Stock Price Index, over a full market cycle.

Principal Strategies
The Fund will usually invest:
u	a portion of its assets in stock index futures contracts that the Fund’s adviser believes will produce the returns of the large capitalization U.S. equity market, and
u	the balance of its assets in primarily short-term investment grade fixed income securities, which the adviser believes will produce income and enhance the Fund’s returns.

Investing in stock index futures contracts requires an investment of only a small portion of the Fund’s assets in order to produce a return on the Fund’s total assets that approximates the return of an underlying stock index. This effect is referred to as “leverage.” The Fund attempts to track an underlying stock index consisting of a representative sampling of the leading large capitalization companies in the leading industries in the U.S. economy. The stock index futures are used only for replication of returns, not speculation. The Fund also may invest in options on stock index futures. The short-term fixed income securities will be dollar-denominated investment-grade bonds or, if unrated, bonds determined by the adviser to be of comparable quality.

The Fund will generally close out of positions in stock index futures only as necessary to maintain a return on the Fund’s total assets that approximates the return of the underlying stock index, and will sell its fixed income securities if the security reaches the adviser’s valuation target or if the adviser believes the issuer’s fundamentals have changed.

Principal Risks of Investing in the Fund
•	Company Risk - The Fund value might decrease in response to the activities and financial prospects of an individual company.
•	Market Risk - The Fund value might decrease in response to general market and economic conditions.
•	Volatility Risk - Common stocks (and indexes of common stocks) tend to be more volatile than other investment choices.
•
Derivatives Risk - Derivatives are financial contracts, such as futures contracts, whose value depends on, or is derived from, the value of an underlying index. The Fund uses derivatives as a substitute for taking a position in the underlying assets. The Fund's use of derivatives involves risks different from the risks associated with investing directly in securities or traditional investments. Derivatives involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying index. Losses from derivatives may be greater than the derivative's original cost.

•
Leveraging Risk - The use of derivatives may give rise to leveraging risk. Funds that are leveraged can be more volatile than funds that are not leveraged. Leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio. When the Fund is leveraged, it can lose more than the principal amount invested.

•
Correlation Risk - The Fund will seek to invest in futures contracts to perfectly capture the return of the underlying index. However, due to derivative contract size limitations, the Fund's assets may be slightly under-invested or slightly over-invested, which could cause the Fund to be slightly less or more volatile than the underlying index, and the Fund's returns from the futures contracts may not mirror the underlying index.

•
Interest Rate Risk - The price of a fixed income security is dependent upon interest rates.  Therefore, the share price and total return of the Fund, when investing a significant portion of its assets in fixed income securities, will vary in response to changes in interest rates. The value of your investment may decrease when interest rates rise.

•	Credit Risk - The issuer of the fixed income security (including some Government Agencies) may not be able to make interest and principal payments when due.
•	Prepayment Risk - The risk that the value of the mortgage securities held by the Fund may go down as a result of changes in prepayment rates on the underlying mortgages.
•
Specific Maturity Risk - The risk that the specific maturities in which the Fund invests may fall in price more than other maturities. Although the Fund's bonds are primarily short term, the bonds with longer maturities will fluctuate more than a bonds with shorter maturities.

As with any mutual fund investment, the Fund’s returns may vary and you could lose money.

Is this Fund Right for You?
The Fund may be a suitable investment for:
u	Investors seeking returns similar to those of the large capitalization U.S. equity market.
u	Investors willing to accept price fluctuations in their investment.
u	Investors who can tolerate the greater risks associated with common stock investments.
u	Investors with a $1 million initial investment.

Bar Chart and Performance
The chart and table below provide some information of the risks of investing in the Fund. The bar chart shows the Fund’s returns during its first full calendar year of operations. The table shows how the Fund’s average annual total returns over time compare to those of a broad-based securities market index. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance.

During the period shown, the highest return for a calendar quarter was 7.00% in the fourth quarter of 2006, and the lowest return was -2.13% in the second quarter of 2006.

Average Annual Total Returns
For the period ended December 31, 2006

1 Year
Return Before Taxes	15.60%
Return After Taxes on Distributions[2]	13.38%
Return After Taxes on Distributions and Sale of Fund Shares[2]	10.55%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.79%

1 Inception Date is December 30, 2005
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax return depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts

6

COSTS OF INVESTING IN THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

	Institutional Bond Fund I	Institutional Bond Fund II	Institutional Bond Fund III	Enhanced Return Fund
Shareholder Fees
(fees paid directly from your investment)
Maximum Front End Load	None	None	None	None
Deferred Load	None	None	None	None
Redemption Fee[1]	None	None	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
Management Fees	0.30%	0.30%	0.30%	1.00%
12b-1 Fees	None	None	None	0%[2]
Other Expenses
Acquired Fund Fees and Expenses[3]	0.01%	0.01%	None	0.08%
Total Annual Fund Operating Expenses	0.31%	0.31%	0.30%	1.08%
Fee Waiver [4]	0.02%	0.02%	0.02%	0.65%
Net Expenses	0.29%	0.29%	0.28%	0.43%

[1]	A processing fee will be deducted from any wire sales proceeds and paid to the Custodian.
[2]	This Fund has adopted a Rule 12b-1 Plan; however the Plan has not been activated and the Fund has no present intention to activate the plan.
[3]
Acquired Fund Fees and Expenses are the indirect costs of investing in other funds. The Total Annual Fund Operating Expenses and Net Expenses for the Funds that incurred acquired fund expenses will not correlate to the expense ratios in the Funds’ financial statements or the Financial Highlights in this prospectus because the financial statements include only the direct operating expenses incurred by the Funds, not the indirect costs of investing in other funds.

[4]
The adviser has contractually agreed to waive the management fee for the Enhanced Return Fund by the amount shown through April 30, 2008, and for Institutional Bond Fund I, II and III through December 31, 2007 . The adviser may not unilaterally change the contract until May 1, 2008 for the Enhanced Return Fund, and January 1, 2008 for Institutional Bond Funds I, II and III.

Example:

  The example below is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, 5% annual total return, constant operating expenses (except for fee waivers in the first year), and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs are estimated to be:
	1 Year	3 Years	5 Years	10 years
JIC Institutional Bond Fund I	$30	$93	$163	$369
JIC Institutional Bond Fund II	$30	$93	$163	$369
JIC Institutional Bond Fund III	$29	$90	$158	$356
Enhanced Return Fund	$44	$138	$241	$543

7

HOW TO BUY, SELL OR EXCHANGE SHARES IN THE FUNDS

The Funds and their transfer agent, Johnson Financial, Inc., can be contacted at the same mailing address and telephone numbers. If you need additional information on how to buy, sell or exchange shares in a Fund, please contact:

Transfer Agent:
Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 or (800) 541-0170
FAX: (513) 661-4901

HOW TO BUY SHARES
You may buy shares on any business day. This includes any day that a Fund is open for business, other than weekends and days on which the New York Stock Exchange is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

You buy shares for a Fund at the Fund’s net asset value (NAV) next determined after your order is received by the Transfer Agent. Purchase requests submitted by check, wire or exchange received at the Transfer Agent before the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) receive the NAV determined as of the close of trading on the current day, and purchase requests received after that time receive the NAV determined as of the close of trading on the next business day following the date of receipt.

Initial Purchase
The minimum initial investment for JIC Institutional Bond Fund I and the Enhanced Return Fund is $1 million. The minimum initial investment for JIC Institutional Bond Fund II and JIC Institutional Bond Fund III is $5 million

By Mail - You may purchase shares of a Fund by following these steps:
•	Complete and sign an application;
•	Draft a check made payable to: Johnson Mutual Funds;
•	Identify on the check and on the application the Fund(s) in which you would like to invest;
•	Mail the application, check and any letter of instruction to the Transfer Agent.

By Wire - You must mail a completed application to Johnson Mutual Funds after opening an account by wire transfer. Wire orders will be accepted only on a day on which a Fund and the custodian bank are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Funds. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the custodian bank.

You may purchase shares of a Fund by wiring Federal Funds from your bank, which may charge you a fee for doing so. If money is to be wired for a newly established account, you must call the Transfer Agent first to open an account and obtain an account number. Your bank must then wire the specified amount according to the following instructions:

National City Bank/Cincinnati
Johnson Mutual Funds
ABA #042000424
Account #0198-483
For Further Credit to: Johnson Mutual Funds
Shareholder Account Name: ___________________
Shareholder Account Number: __________

Additional Purchases
You may buy additional shares of a Fund at any time (minimum of $100) by mail or by bank wire if you meet the initial investment requirement for each fund. Each additional purchase request must contain:
•	Name of your account(s);
•	Account number(s);
•	Name of the Fund(s) in which you wish to invest.
Checks should be made payable to “Johnson Mutual Funds” and should be sent to the Johnson Mutual Funds at the address indicated throughout this prospectus. A bank wire should be sent as outlined above.

Other Purchase Information
Each Fund may limit the amount of purchases and reject any purchase request in whole or in part. If your check or wire does not clear, you will be responsible for any loss incurred. Each Fund may sell other shares you own as reimbursement for any loss incurred.

Each Fund, or the designated officer or officers of the Johnson Mutual Funds Trust, may waive the stated minimum initial investment amount on any of the Funds at its sole discretion.

8

Distribution Plan
The Enhanced Return Fund has adopted a plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of its shares and allows the Fund to pay for services provided to shareholders. Shareholders of the Fund may pay annual 12b-1 expenses of up to 0.25% of its average net assets. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. As of the date of this Prospectus, the Rule 12b-1 Plan has not been activated and the Fund has no present intention to activate the Rule 12b-1 Plan.

Customer Identification Program
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person or organization who opens an account. When your organization opens an account, we will ask for certain information including corporate resolutions, partnership documents or other information that will allow us to identify your organization. We may not be able to open your account or complete a transaction for your organization until we are able to verify your organization’s identity.

HOW TO SELL SHARES
You may sell shares in a Fund by mail or telephone, without a charge.  The proceeds of the sale may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your sale. Your request for a sale should be addressed to the Johnson Mutual Funds and must include:
•	Letter of instruction;
•	Fund name;
•	Account number(s);
•	Account name(s);
•	Dollar amount or the number of shares you wish to sell.

All registered share owner(s) must sign this request in the exact name(s) and any special capacity in which they are registered. For joint accounts with right of survivorship, only one signature is required for withdrawal.

A Fund may require that a bank or a member firm of a national securities exchange guarantee signatures on redemption requests. Signature guarantees are for the protection of shareholders. At the discretion of a Fund, a shareholder may be required to furnish additional legal documents to insure proper authorization. If you are not certain of the requirements for a sale, please call the Transfer Agent at the number indicated throughout this prospectus.

By Telephone - Telephone redemption privileges are automatically available to all shareholders. Shareholders may sell shares on any business day the New York Stock Exchange is open by calling the Transfer Agent before 4:00 p.m. Eastern Time. A Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures will include requiring a form of personal identification from the caller. Sale proceeds will be mailed or wired at the shareholder's direction to the designated account.

By using the telephone redemption and exchange privileges, a shareholder authorizes a Fund to act upon the instruction of any person by telephone they believe to be the shareholder. By telephone, this shareholder may sell shares from the account and transfer the proceeds to the address of record or the bank account designated or may exchange into another Fund. The Fund and the Transfer Agent are not liable for following instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. A Fund may change, modify or terminate the telephone redemption or exchange privilege at any time.

Additional Information - Sale requests specifying a certain date or share price cannot be accepted and will be returned. If you invest by wire, you may sell your shares on the first business day following such purchase. However, if you invest by a personal, corporate, cashier's or government check, the sales proceeds will not be paid until your investment has cleared the bank, which may take up to 15 calendar days from the date of purchase. Exchanges into any of the other Funds are, however, permitted without the waiting period.

When the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, we may suspend sales of Fund shares or postpone payment dates. If you are unable to accomplish your transaction by telephone (during times of unusual market activity), consider sending your order by express mail to the Funds, or facsimile to (513) 661-4901 or (513) 661-3160.

9

Because the Funds incur certain fixed costs in maintaining shareholder accounts, each Fund may require any shareholder to sell all of his or her shares in the Fund on 30 days' written notice if the value of his or her shares in the Fund is less than $2,000 due to sales of Fund shares, or such other minimum amount as the Fund may determine from time to time. A shareholder may increase the value of his or her shares in the Fund to the minimum amount within the 30 day period. All shares of a Fund are also subject to an involuntary sale if the Board of Trustees determines to liquidate a Fund. An involuntary sale will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

HOW TO EXCHANGE SHARES
As a shareholder in. a Fund in the Johnson Mutual Funds Trust, you may exchange shares for shares of any other fund in the Johnson Mutual Funds Trust, subject to the minimum initial investment requirement of the Fund in which you are making the exchange. You may make an exchange by telephone or by written request.

By Telephone - Shareholders may call the Transfer Agent to exchange shares. An exchange may also be made by written request signed by all registered owners of the account mailed to the Transfer Agent. Requests for exchanges received prior to 4:00 p.m. Eastern Time will be processed at the next determined net asset value (NAV) as of the close of business on the same day.

An exchange is made by selling shares of one Fund and using the proceeds to buy shares of another Fund, with the NAV for the sale and the purchase calculated on the same day. See "How to Sell Shares.” An exchange results in a sale of shares for federal income tax purposes. If you make use of the exchange privilege, you may realize either a long term or short term capital gain or loss on the shares sold.

Before making an exchange, you should consider the investment objective of the Fund to be purchased. If your exchange creates a new account, you must satisfy the requirements of the Fund in which shares are being purchased. You may make an exchange to a new account or an existing account; however, the account ownership must be identical. Exchanges may be made only in states where an exchange may legally be made. The Funds reserve the right to terminate or modify the exchange privilege in the future upon 60 days prior notice to the shareholders.

SHARE PRICE CALCULATION
The value of an individual share in a Fund, the net asset value (NAV), is calculated by dividing the total value of the Fund's investments and other assets (including accrued income), less any liabilities (including estimated accrued expenses), by the number of shares outstanding, rounded to the nearest cent. NAV per share is determined as of 4:00 p.m. Eastern Time on each day that the exchange is open for business, and on any other day on which there is sufficient trading in the Fund's securities to materially affect the NAV. The NYSE is closed on weekends, most Federal holidays and Good Friday. The NAV per share of each Fund will fluctuate.

Requests to purchase, exchange and redeem shares are processed at the NAV calculated after the Transfer Agent receives your order in the form described above in the applicable section. The Funds’ assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value.

DIVIDENDS AND DISTRIBUTIONS
Each JIC Institutional Bond Fund intends to distribute substantially all of its net investment income as dividends to shareholders on a monthly basis. The Enhanced Return Fund intends to distribute substantially all of its net investment income as dividends to shareholders on a quarterly basis. Each Fund intends to distribute its capital gains once a year, at year-end.

Dividends and capital gain distributions are automatically reinvested in additional shares at the NAV per share on the distribution date. An election to receive a cash payment of dividends and/or capital gain distributions may be made in the application to purchase shares or by separate written notice to the Transfer Agent. You will receive a confirmation statement reflecting the payment and reinvestment of dividends and summarizing all other transactions. If cash payment is requested, a check normally will be mailed within five business days after the payable date. If you withdraw your entire account, all dividends accrued to the time of withdrawal, including the day of withdrawal, will be paid at that time. Distributions of less than $10 and distributions on shares purchased within the last 30 days, however, will not be paid in cash and will be reinvested. You may elect to have distributions on shares held in IRA's and 403(b) plans paid in cash only if you are 59½ years old or permanently and totally disabled or if you otherwise qualify under the applicable plan. The JIC Institutional Bond Funds expect their distributions will consist of income.

10

TAXES

In general, selling shares of a Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. Because distributions of long term capital gains are subject to capital gains taxes, regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a Fund is about to make a taxable distribution. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.

Each Fund will mail to each shareholder after the close of the calendar year a statement setting forth the federal income tax status of distributions made during the year. Dividends and capital gains distributions may also be subject to state and local taxes. You should consult with your tax adviser regarding specific questions as to federal, state or local taxes, the tax effect of distributions and withdrawals from the Funds and the use of the Exchange Privilege.

Unless you furnish your certified taxpayer identification number (social security number for individuals) and certify that you are not subject to backup withholding, the Funds will be required to withhold and remit to the IRS 30% of the dividends, distributions and sales proceeds payable to the shareholder. The Funds may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific shareholder account in any year, the Fund will make a corresponding charge against the shareholder account.

MANAGEMENT OF THE FUNDS

Johnson Investment Counsel, Inc., 3777 West Fork Road, Cincinnati, Ohio 45247 serves as investment adviser to the Funds. In this capacity, Johnson Investment Counsel, Inc. is responsible for the selection and on going monitoring of the securities in each Fund’s investment portfolio and managing the Funds’ business affairs. Johnson Investment Counsel, Inc. is a Cincinnati-based company that has grown, since its inception in 1965, to become one of the largest independent investment advisory firms in the Cincinnati area. As of December 31, 2006, Johnson Investment Counsel, Inc. has over $3.0 billion of assets under management with services extending to a wide range of clients, including businesses, individuals, foundations, institutions and endowments. Johnson Investment Counsel, Inc. solely provides investment management, through individually managed portfolios, and has no commission-based affiliations from the sale of products. An investment committee of Johnson Investment Counsel, Inc. is responsible for the investment decisions and the day-to-day management of the Funds. For the fiscal year ended December 31, 2006, Johnson Investment Counsel, Inc., received a fee from each JIC Institutional Bond Fund equal to 0.30% of its average daily net assets, and received a fee from the Enhanced Return Fund equal to 0.35% of its average daily net assets.  A discussion regarding the basis for the board of trustees renewing the investment advisory contracts of the Funds is available in the Funds’ Semi-Annual Report to Shareholders for the period ended June 30.

FAIR VALUE DISCLOSURE

Each Fund’s assets are generally valued at their market value, using prices provided by a pricing service. If market prices are not available or, in the adviser’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading that materially affects fair value, the adviser may value a Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the adviser may need to price the security using the Fund’s fair value pricing guidelines. Fair value pricing may also be necessary if a Fund owns a thinly traded stock and the Fund is unable to obtain a current market price due to a lack of current trades. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders.

MARKET TIMING DISCLOSURE

The Funds discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Redemptions are monitored by the Funds’ transfer agent to detect redemptions that occur within a specified time period, and any account in which such activity occurs is monitored for possible market timing activity. The Board of Trustees has adopted a policy directing the Funds to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of a Fund that indicates market timing or trading that it determines is abusive. This policy applies to all Fund shareholders. While the Funds attempt to deter market timing, there is no assurance that they will be able to identify and eliminate all market timers.

11

PORTFOLIO MANAGERS
The adviser manages each of the Johnson Mutual Fund portfolios with a team of individuals who are responsible for the investment policy, portfolio management and research for the Funds.

The Portfolio Managers for the JIC Institutional Bond Funds and the Enhanced Return Fund are Jason Jackman, who is the team leader, Dale Coates and Michael Leisring.

Mr. Jackman is a CFA charterholder and has been the team leader of the JIC Institutional Bond Funds and the Enhanced Return Fund since the inception of the Funds. Mr. Jackman has been in fixed income analyst and other roles with the adviser for the past 11 years.

Mr. Coates is a CFA charterholder who has been involved with the JIC Institutional Bond Funds and the Enhanced Return Fund since the inception of the Funds. He has been with the adviser in a portfolio management role for the past 16 years.

Mr. Leisring is a CFA charterholder who has been involved with the Portfolio Management teams for the JIC Institutional Bond Funds since July, 2003 and the Enhanced Return Fund since its inception. Mr. Leisring is also currently a Fixed Income Analyst for the adviser and has been in other roles at the adviser since 1999.

The Funds’ SAI provides additional information about the portfolio managers' compensation structure, other accounts managed by the Portfolio Managers and their respective ownership in the Funds.

PORTFOLIO DISCLOSURE
A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information.

GENERAL INFORMATION
From time to time, any Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. For example, any Fund may hold all or a portion of its assets in money market instruments, securities of other no-load mutual funds or repurchase agreements. If a Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Funds may not achieve their investment objectives. Each Fund may also invest in such instruments at anytime to maintain liquidity or pending selection of investments in accordance with its policies.

The investment objective and strategies of any Fund may be changed without shareholder approval.

OTHER INFORMATION ABOUT INVESTMENTS

Non-Principal Strategy:

The Enhanced Return Fund may invest in fixed income securities which are unrated if the adviser determines that they are of comparable quality to securities rated investment grade. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. In addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than with higher grade securities. If the rating of a security drops below investment grade, the adviser will dispose of the security as soon as practicable (depending on market conditions) unless the adviser determines based on its own credit analysis that the security provides the opportunity of meeting the Fund’s objective without presenting excessive risk.

12

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial results. Certain information reflects financial results for a single Fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends and distributions. The information for the years ended December 31, 2004, 2005 and 2006 has been audited by Cohen Fund Audit Services Ltd., whose report, along with each Funds’ financial statements, are included in the Funds’ annual report, which is available upon request and without charge. The information for periods prior to 2004 has been audited by another accounting firms.

	BEGINNING NAV	NET INVESTMENT INCOME	NET GAINS (LOSSES)	TOTAL OPERATIONS	DISTRIBUTIONS FROM DIVIDENDS	DISTRIBUTIONS FROM CAPITAL GAINS	TOTAL DISTRIBUTIONS	NAV END OF PERIOD	TOTAL RETURN	NET ASSETS END OF PERIOD	RATIO OF EXPENSES TO AVG NET ASSETS	RATIO OF NET INCOME TO AVG NET ASSETS	PORTFOLIO TURNOVER RATE
	$	$	$	$	$	$	$	$	%	$ MILLIONS	%	%	%
JIC INSTITUTIONAL BOND FUND I
2006	14.54	0.56	0.06	0.62	(0.56)	0.00	(0.56)	14.60	4.39	57.67	0.30	3.88	26.22
2005	14.77	0.50	(0.23)	0.27	(0.50)	0.00	(0.50)	14.54	1.87	56.40	0.30	3.43	28.26
2004	15.05	0.47	(0.26)	0.21	(0.49)	0.00	(0.49)	14.77	1.45	53.52	0.30	3.32	40.71
2003	15.26	0.61	(0.21)	0.40	(0.61)	0.00	(0.61)	15.05	2.66	47.95	0.30	4.03	34.12
2002	15.11	0.75	0.15	0.90	(0.75)	0.00	(0.75)	15.26	6.14	44.97	0.30	4.98	56.13
JIC INSTITUTIONAL BOND FUND II
2006	14.99	0.66	(0.05)	0.61	(0.66)	0.00	(0.66)	14.94	4.18	57.84	0.30	4.43	17.25
2005	15.36	0.63	(0.37)	0.26	(0.63)	0.00	(0.63)	14.99	1.71	55.96	0.30	4.14	23.35
2004	15.68	0.61	(0.28)	0.33	(0.65)	0.00	(0.65)	15.36	2.13	53.38	0.30	4.17	39.20
2003	16.00	0.73	(0.24)	0.49	(0.73)	(0.08)	(0.81)	15.68	3.08	47.52	0.30	4.59	31.97
2002	15.51	0.84	0.49	1.33	(0.84)	0.00	(0.84)	16.00	8.85	45.15	0.30	5.37	35.85
JIC INSTITUTIONAL BOND FUND III
2006	15.21	0.73	(0.16)	0.57	(0.73)	0.00	(0.73)	15.05	3.92	54.67	0.30	4.89	14.71
2005	15.68	0.72	(0.47)	0.25	(0.72)	0.00	(0.72)	15.21	1.65	51.61	0.30	4.70	31.83
2004	15.95	0.71	(0.20)	0.51	(0.75)	(0.03)	(0.78)	15.68	3.31	46.62	0.30	4.75	14.48
2003	16.28	0.80	(0.21)	0.59	(0.80)	(0.12)	(0.92)	15.95	3.67	41.90	0.30	4.94	20.20
2002	15.49	0.86	0.79	1.65	(0.86)	0.00	(0.86)	16.28	10.97	41.20	0.30	5.44	36.53
JOHNSON ENHANCED
RETURN FUND
2006	15.00	0.51	1.80	2.31	(0.53)	(0.58)	(1.11)	16.20	15.60	52.36	0.35	4.73	17.30
2005*	n/a	n/a	n/a	n/a	n/a	n/a	n/a	15.00	0.00	0.98	0.00[1]	0.00	0.00

*Commencement Date December 30, 2005

1 The adviser waived the 1.00% maximum management fee to a net fee of 0.35%

13

PRIVACY POLICY

THE RELATIONSHIP BETWEEN JOHNSON INVESTMENT COUNSEL, OUR AFFILIATES (JOHNSON TRUST COMPANY AND JOHNSON MUTUAL FUNDS) AND OUR CLIENTS IS THE MOST IMPORTANT ASSET OF OUR FIRM. WE STRIVE TO MAINTAIN YOUR TRUST AND CONFIDENCE, WHICH IS AN ESSENTIAL ASPECT OF OUR COMMITMENT TO PROTECT YOUR PERSONAL INFORMATION TO THE BEST OF OUR ABILITY. WE BELIEVE THAT OUR CLIENTS VALUE THEIR PRIVACY, AND WE DO NOT DISCLOSE YOUR PERSONAL INFORMATION TO ANYONE UNLESS IT IS REQUIRED BY LAW, AT YOUR DIRECTION, OR IS NECESSARY TO PROVIDE YOU WITH OUR SERVICES. WE HAVE NOT AND WILL NOT SELL YOUR PERSONAL INFORMATION TO ANYONE.

JOHNSON INVESTMENT COUNSEL AND OUR AFFILIATES COLLECT AND MAINTAIN YOUR PERSONAL INFORMATION SO THAT WE CAN BETTER PROVIDE INVESTMENT MANAGEMENT AND TRUST SERVICES. THE TYPES AND CATEGORIES OF INFORMATION THAT WE COLLECT AND MAINTAIN ABOUT YOU INCLUDE:

•	INFORMATION WE RECEIVE FROM YOU TO OPEN AN ACCOUNT OR PROVIDE INVESTMENT ADVICE AND TRUST SERVICES, SUCH AS YOUR HOME ADDRESS, TELEPHONE NUMBER AND FINANCIAL INFORMATION.

•	INFORMATION WE NEED TO SERVICE YOUR ACCOUNT, SUCH AS TRADE CONFIRMATIONS, ACCOUNT STATEMENTS AND OTHER FINANCIAL INFORMATION.

IN ORDER FOR US TO PROVIDE INVESTMENT MANAGEMENT AND TRUST SERVICES TO YOU, IT IS SOMETIMES NECESSARY FOR US TO DISCLOSE YOUR PERSONAL INFORMATION TO OUTSIDE SOURCES (E.G., BROKERS, CUSTODIANS, REGULATORS AND TAX RETURN PREPARERS).

TO FULFILL OUR PRIVACY COMMITMENT AT JOHNSON INVESTMENT COUNSEL, WE HAVE INSTITUTED FIRM-WIDE PRACTICES TO SAFEGUARD THE INFORMATION THAT WE MAINTAIN ABOUT YOU. THESE INCLUDE:

•	ADOPTING PROCEDURES THAT PUT IN PLACE PHYSICAL, ELECTRONIC AND OTHER SAFEGUARDS TO KEEP YOUR PERSONAL INFORMATION SAFE.

•	LIMITED ACCESS TO PERSONAL INFORMATION TO THOSE EMPLOYEES WHO NEED IT TO PERFORM THEIR JOB DUTIES.

•	REQUIRING THIRD PARTIES THAT PERFORM SERVICES FOR US TO AGREE BY CONTRACT TO KEEP YOUR INFORMATION STRICTLY CONFIDENTIAL.

•	PROTECTING INFORMATION OF OUR FORMER CLIENTS TO THE SAME EXTENT AS OUR CURRENT CLIENTS.

14

SERVICE PROVIDERS

Investment Adviser
Johnson Investment Counsel, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, Ohio 44145

Legal Counsel
Thompson Hine LLP
312 Walnut Street
14th Floor
Cincinnati, Ohio 45202-4089

Transfer Agent
Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247

Custodian
National City Bank
One East Fourth Street
Cincinnati, Ohio 45202

OTHER SOURCES OF INFORMATION

Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on the Funds’ policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Funds’ affiliates. Shareholder reports contain management’s discussion of market conditions and investment strategies that significantly affected the Funds’ performance results as of the Funds’ latest semi-annual or annual fiscal year end.

Call the Funds at 513-661-3100 or 800-541-0170 or visit our web-site at www.johnsoninv.com to request free copies of the SAI and the Funds’ annual report, to request other information about the Funds and to make shareholder inquiries.

You may review and copy information about the Funds (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You may also obtain reports and other information about the Funds on the EDGAR Database on the SEC’s Internet site at HTTP.//WWW.SEC.GOV, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: PUBLICINFO@SEC.GOV, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act #811-7254

15

Statement of Additional Information	May 1, 2007

SAI dated May 1, 2007

•	JIC Institutional Bond Fund I
•	JIC Institutional Bond Fund II
•	JIC Institutional Bond Fund III
•	Johnson Enhanced Return Fund

Johnson Mutual Funds Trust
3777 West Fork Road
Cincinnati, OH 45247
(513) 661-3100
(800) 541-0170
FAX (513) 661-4901

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of the JIC Institutional Bond Funds dated May 1, 2007. This SAI incorporates by reference the financial statements and independent auditor’s report in the Fund’s Annual Report to Shareholders for the period ended December 31, 2006 (the “Annual Report”). A free copy of the Prospectus and Annual Report can be obtained by writing the Trust at 3777 West Fork Road, Cincinnati, Ohio 45247, or by calling the Trust at (513) 661-3100 or (800) 541-0170.

DESCRIPTION OF THE TRUST

Johnson Mutual Funds Trust (the “Trust”) is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 30, 1992 (the “Trust Agreement”). The Board of Trustees supervises the business activities of the Trust. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Shares of thirteen series have been authorized, four of which are the JIC Institutional Bond Fund I, the JIC Institutional Bond Fund II, the JIC Institutional Bond Fund III (the Bond Funds) and the Johnson Enhanced Return Fund (together with the Bond Funds, the “Funds”). The Bond Funds were established on August 31, 2000, and the Enhanced Return Fund was established on August 24, 2005.

Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the officers of the Trust, subject to the review and approval of the Board of Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Each of the Funds, at its discretion and with shareholder consent, may use securities from a Fund’s portfolio to pay you for your shares, provided that the Adviser deems that such a distribution of securities will not adversely affect the Fund’s portfolio. Any such transfer of securities to you will be a taxable event and you may incur certain transaction costs relating to the transfer. Contact the Funds for additional information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

This section contains a more detailed discussion of some of the investments of the Funds may make and some of the techniques they may use.

A.	Quality Ratings

The Adviser considers corporate debt securities to be of investment-grade quality if they are rated BBB or higher by the Standard & Poor’s Corporation (“S&P), Baa or higher by Moody’s Investors Services, Inc. (“Moody’s”) or, if unrated, determined by the Adviser to be of comparable quality. Investment-grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. If the rating of a security by S&P or Moody’s drops below A3 or A-, respectively, the Adviser will dispose of the security as soon as practicable (depending on market conditions) unless the Adviser determines, based on its own credit analysis, that the security provides the opportunity of meeting the Fund’s objective without presenting excessive risk. No Fund holds more than 5% of the value of its net assets in securities that are below A3 or A-. If, as a result of a downgrade, a Fund holds more than 5% of the value of its net assets in securities rated below A3 or A-, the Fund will take action to reduce the value of such securities below 5%.

B.	Corporate Debt Securities

Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper that consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations.

C.	Fixed Income Securities

Fixed income securities include corporate debt securities, U.S. government securities, mortgage-backed securities, zero coupon bonds, asset-backed and receivable-backed securities and participation interests in such securities. Preferred stock and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

D.	U.S. Government Securities

U.S. Government securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. Government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities such as securities issued by the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association (FNMA), are supported only by the credit of the agency that issued them and the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are neither insured nor guaranteed by the U.S. government.

E.	Mortgage-Backed Securities

Mortgage-backed securities represent an interest in a pool of mortgages. These securities, including securities issued by FNMA and GNMA, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. Unscheduled or early payments on the underlying mortgages may shorten the securities’ effective maturities. The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, a Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be sold upon prepayment). In addition, prepayments of such securities held by a Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-backed securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by a Fund at lower rates of return. While there is no limit on issues backed by government agencies, no Fund will invest more than 30% of its net assets in mortgage-backed securities issued by entities other than government agencies.

F.	Collateralized Mortgage Obligations (CMOs)

CMOs are securities collateralized by mortgages or mortgage-backed securities. CMOs are issued with a variety of classes or series, which have different maturities and are often retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non- government securities may offer a higher yield but also may be subject to greater price fluctuation than government securities. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage and mortgage-backed securities. In addition, in the event of bankruptcy or other default of an entity who issued the CMO held by a Fund, the Fund could experience both delays in liquidating its position and losses. While there is no limit on issues backed by government agencies, no Fund will invest more than 30% of its net assets in CMOs issued by entities other than government agencies.

G.	Financial Service Industry Obligations Financial service industry obligations include, among others, the following.

1.
Certificates of Deposit - Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

2.
Time Deposits - Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate. Time deposits are considered to be illiquid prior to their maturity.

3.
Bankers’ Acceptances - Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

H.	Asset-Backed and Receivable-Backed Securities

Asset-backed and receivable-backed securities are undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments of principal and interest are passed through to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed or receivable-backed security’s par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed and receivable-backed securities are ultimately dependent upon payment of consumer loans by individuals and the certificate holder generally has no recourse against the entity that originated the loans. The underlying loans are subject to prepayments that shorten the securities’ weighted average life and may lower their return. As prepayments flow through at par, total returns would be affected by the prepayments—if a security were trading at a premium, its total return would be lowered by prepayments, and if a security were trading at a discount, its total return would be increased by prepayments. No Fund will invest more than 30% of its net assets in asset-backed or receivable-backed securities.

I.	Restricted Securities

Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell. No Fund will invest more than 5% of its net assets in restricted securities.

J.	Foreign Securities

The Funds may invest in dollar denominated foreign fixed-income securities issued by foreign companies, foreign governments or international organizations and determined by the Adviser to be comparable in quality to investment-grade domestic securities. Neither Fund will invest in a foreign security if, immediately after a purchase and as a result of the purchase, the total value of foreign securities owned by the Fund would exceed 15% of the value of the total assets of the Fund. To the extent that a Fund does invest in foreign securities, such investments may be subject to special risks such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administration or economic and monetary policies of foreign governments.

K.	Repurchase Agreements

A repurchase agreement is a short-term investment in which the purchaser acquires ownership of a U.S. government security (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value. However, the Funds intend to enter into repurchase agreements only with the Trust’s custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser (subject to review by the Board of Trustees) to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which a Fund engages in repurchase transactions, and a Fund will not invest more than 5% (15% in the core of the Enhanced Return Fund) of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

L.	When Issued Securities and Forward Commitments

Each Fund may buy and sell securities on a when-issued or delayed delivery basis, with payment and delivery taking place at a future date. The price and interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may enter into such forward commitments if it holds, and maintains until the settlement date in a separate account at the Custodian, cash or U.S. government securities in an amount sufficient to meet the purchase price. The Funds will not invest more than 25% of their respective total assets in forward commitments. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Any change in value could increase fluctuations in a Fund’s share price and yield. Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to the settlement if the Adviser deems it appropriate to do so.

M.	Futures Contracts and Options on Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. An option on a futures contract obligates the writer, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. Whether a party realizes a gain or loss from futures activities depends upon movements in the underlying security or index. Futures contracts may be issued with respect to fixed-income securities, foreign currencies, single stocks or financial indices, including indices of U.S. government securities, foreign government securities, and equity or fixed-income securities. U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission (the "CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts between the clearing members of the exchange. Each Fund only invests in futures contracts to the extent it could invest in the underlying instrument directly. The Funds have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

Risk Factors in Futures Transactions

Liquidity Risk - Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions also could be impaired.

Correlation Risk - The prices of futures contracts depend primarily on the value of their underlying instruments. As a result, futures prices can diverge from the prices of their underlying instruments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between futures contracts and their underlying instruments also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts.

Margin Requirements

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits:

•	Are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded;
•	May be maintained in cash or certain other liquid assets by the Fund's custodian for the benefit of the FCM; and
•	Are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. The Trust will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which it does business.

SEC Segregation Requirements

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission (the "SEC"). Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). However, segregation of assets is not required if the Fund "covers" a long position. For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established).

Liquidity Impact of Margin and SEC Segregation Requirements

Although the Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets will be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, the Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

N.	Exchange Traded Funds

Each Fund may invest in a range of exchange-traded funds ("ETFs"). ETFs may include, but are not limited to, Standard & Poor’s Depositary Receipts ("SPDRs"), DIAMONDS, SM Nasdaq-100 Index Tracking Stock ("QQQs"), iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 500, streetTRACKS and VIPERs. Additionally, each Fund may invest in new exchange traded shares as they become available.

SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks designed to closely track the price performance and dividend yield of the Standard & Poor’s 500 Composite Stock Price Index TM . SPDRs trade on the American Stock Exchange ("AMEX") under the symbol SPY. The value of SPDRs fluctuates in relation to changes in the value of the underlying portfolio of common stocks. A MidCap SPDR is similar to a SPDR except that it tracks the performance of the S&P MidCap 400 Index and trades on the AMEX under the symbol MDY. DIAMONDS represent an investment in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the “Dow”) in that its holding consists of the 30 component stocks of the Dow. The DIAMONDS Trust is structured so that its shares trade at approximately 1/100 of the value of the Dow Index. The DIAMONDS Trust’s shares trade on the AMEX under the symbol DIA. QQQs represent ownership in the Nasdaq-100 Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Nasdaq 100 Index by holding shares of all the companies on the Index. Shares trade on the AMEX under the symbol QQQ. The iShare products own the stocks in various sector indices, such as the Morgan Stanley Corporate 100 Bond Index. Investments in SPDRs, DIAMONDS, QQQs and iShares are considered to be investments in other investment companies, see "Investment Company Securities" above.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. A Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the adviser believes it is in the Fund's interest to do so. A Fund's ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which a Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which a Fund intends to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Funds believe that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. To the extent a Fund invests in a sector product, the Fund is subject to the risks associated with that sector.

O.	Investment Company Securities

Each Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act and the Fund's investment objectives. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations.

Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, (the “1940 Act”), the Funds may only invest up to 5% of their total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of their total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Funds if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Funds and all affiliated persons of the Funds; and (ii) the Funds have not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to the Funds pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Funds (or the adviser acting on behalf of the Funds) must comply with the following voting restrictions: when a Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the share s held by the Fund in the same proportion as the vote of all other holders of such security.

INVESTMENT LIMITATIONS

A.	Fundamental

The investment limitations described below have been adopted by the Trust with respect to each Fund and are fundamental (“Fundamental”)—i.e., they may not be changed without the affirmative vote of majority of the outstanding shares of the applicable Fund. As used in the Prospectus and this Statement of Additional Information, the term “majority” of the outstanding shares of the Trust (or of any series) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable series) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or applicable series) are present or represented at such meeting, or (2) more than 50% of the outstanding shares of the Trust (or the applicable series). Other investment practices that may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1.
Borrowing Money - The Funds will not borrow money except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund, or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.
Senior Securities - The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated there under or interpretations of the Securities and Exchange Commission or its staff, and (b) as described in the Prospectus and this Statement of Additional Information.

3.
Underwriting - The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.
Real Estate - The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-backed securities or investing in companies engaged in the real estate business.

5.
Commodities - The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Funds from purchasing or selling options or futures contracts or from investing in securities or other instruments backed by commodities.

6.
Loans - The Funds will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.
Concentration - A Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as the date of consummation.

B.	Non-Fundamental

The following limitations have been adopted by the Trust with respect to each Fund and are Non- Fundamental.

1.
Pledging - The funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in Fundamental Limitation (1) above.

2.	Borrowing - The Funds will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3.
Margin Purchases - The Funds will not purchase securities or evidences of interest thereon on “margin”. This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchase and sales or redemption of securities.

4.	Short Sales - The Funds will not effect short sales of securities unless it owns or has the right to obtain securities equivalent in-kind and amount to the securities sold short.

5.
Futures and Options - The Bond Funds will not purchase or sell futures, puts, calls, options or straddles. The Enhanced Return Fund will not purchase or sell futures, puts, calls, options or straddles except as described in the Fund’s prospectus and this Statement of Additional Information.

6.	Illiquid Investments - A Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

7.	Issuers - No Fund will invest more than 5% of its net assets in securities for which there are legal or contractual restrictions or resale and other illiquid securities.

8.	Non-Dollar Denominated Securities - The Funds will only purchase dollar-denominated investments.

9.
Eighty Percent Investment Policy - Under normal circumstances, at least 80% of each Bond Fund’s respective assets (defined as net assets plus the amount of any borrowing for investment purposes) will be invested in bonds. No Bond Fund will change this policy unless the Fund’s shareholders are provided with at least sixty days prior written notice. The notice will be provided in a separate written document, containing the following, or similar, statement in bold-face type: “Important Notice Regarding Change in Investment Policy”. The statement will also appear on the envelope in which the notice is delivered unless the notice is delivered separate from any other communication to the Bond Fund’s shareholders.

TRUSTEES AND OFFICERS

Information pertaining to the Trustees and Officers of the Trust is provided below. Trustees who are not deemed to be interested persons of the Trust, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Trust are referred to as Interested Trustees. Each Trustee serves as a Trustee until the termination of the Trust unless the Trustee dies, resigns or is removed.

NAME, ADDRESS AND AGE	CURRENT POSITION HELD WITH TRUST	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS OVERSEEN	OTHER DIRECTORSHIPS HELD
Interested Trustee
Timothy E. Johnson (64)* 3777 West Fork Road Cincinnati, Ohio 45247	President and Trustee	Since 1992	President and Director of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor Finance at the University of Cincinnati	13	Director, Kendle International, Inc.
Independent Trustees
Ronald H. McSwain (64) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	13	None
James J. Berrens (41) 3777 West Fork Rd Cincinnati, OH 45247	Trustee	Since 2006	Controller of MSA Trans since 2006; Audit Manager of Grear & Company From 2001 to 2005	13	None
John W. Craig (73) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Retired Director of Corporate Affairs, R. A. Jones and Co., Inc.	13	None
John R. Green (64) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company	13	None
Kenneth S. Shull (77) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Retired plant engineer at The Procter & Gamble Company	13	None

Officers
Dale H. Coates (48) 3777 West Fork Road Cincinnati, Ohio 45247	Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser	N/A	N/A
Marc E. Figgins (43) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc. since July 2001, Director of BISYS Fund Services from January 2001 to July 2001, Mutual Funds Manager at McDonald Investments from 1991 to 2000	NA	NA
Scott J. Bischoff (41) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Operations Manager of the Trust’s Adviser	NA	NA
Jennifer J. Kelhoffer (35) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007
Client Services and Compliance Associate for Johnson Investment Counsel, Inc. since March 2006; Chief Compliance Officer of the Analysts Investment Trust from Oct. 2004 to Sept. 2006; Broker Dealer Manager for Equity Analysts Inc. from Dec. 1999 to Sept. 2005

				NA	NA

*Mr. Johnson is an interested person of the Trust because he is a director, officer and employee of the Trust’s Adviser and an officer of the Trust.

The Board currently has an Audit Committee and a Nominating Committee. Each committee consists of all independent trustees. The Audit Committee met twice during the fiscal year ended December 31, 2006. The Nominating Committee met once during the fiscal year ended December 31, 2006. The primary purpose of the Audit Committee is to oversee the Trust’s accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the Securities and Exchange Commission, including the 1940 Act. The functions of the Nominating Committee are to oversee the nomination and selection of the Trustees.

The dollar ranges of securities beneficially owned* by the Trustees in each Fund and in the Trust as of December 31, 2006, are as follows:

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES HELD IN EACH FUND JOHNSON INVESTMENT COUNSEL INSTITUTIONAL FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES HELD IN ALL FUNDS OF THE TRUST
Timothy E. Johnson	JIC Institutional Bond Fund I - None JIC Institutional Bond Fund II - None JIC Institutional Bond Fund III - None Enhanced Return Fund - Over $100,000	Over $100,000
John W. Craig	None	$50,001-$100,000
Ronald H. McSwain	None	Over $100,000
Kenneth S. Shull	None	$50,001-$100,000
James J. Berrens	None	$1- $50,000
John R. Green	None	Over $100,000

The compensation paid to the Trustees of the Trust for the year ended December 31, 2006 is set forth in the following table:

NAME OF TRUSTEE	TOTAL COMPENSATION FROM TRUST (THE TRUST IS NOT IN A FUND COMPLEX) [1]
Timothy E. Johnson	$0
John W. Craig	$7,000
Ronald H. McSwain	$7,000
Kenneth S. Shull	$7,000
James J. Berrens	$7,000
John R. Green	$7,000

1 Trustee fees are Trust expenses. However, because the Management Agreement obligates the Adviser to pay all of the operating expenses of the Trust (with limited exceptions), the Adviser makes the actual payment.

As of March 31, 2007, the following persons may be deemed to beneficially own five percent (5%) or more of the outstanding shares of each of the Funds:

JIC Institutional Bond Fund I

The Covie and Company, 5215 Old Orchard Road, Suite 725, Skokie, Illinois 60077-1045: 100%.

JIC Institutional Bond Fund II

The Covie and Company, 5215 Old Orchard Road, Suite 725, Skokie, Illinois 60077-1045: 100%.

JIC Institutional Bond Fund III

The Covie and Company, 5215 Old Orchard Road, Suite 725, Skokie, Illinois 60077-1045: 100%.

Johnson Enhanced Return Fund

Client accounts held at Johnson Investment Counsel, Inc., with full advisory discretion: 78.21%

Shareholder Rights - Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he/she owns and fractional votes for fractional shares he/she owns. All shares of a Fund have equal voting rights and liquidation rights.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2006, the Covie and Company may be deemed to own in the aggregate more than 25% of the shares of the Bond Funds, and, as a result, may be deemed to control these Funds. As of December 31, 2006, discretionary advisory accounts of Johnson Investment Counsel, Inc. and other accounts that officers and/or employees may control may be deemed to own in the aggregate more than 25% of the shares of the Enhanced Return Fund, and, as a result, may be deemed to control this Fund.

THE INVESTMENT ADVISER

The Trust’s investment Adviser is Johnson Investment Counsel, Inc., 3777 West Fork Road, Cincinnati, Ohio 45247. Timothy E. Johnson may be deemed to be a controlling person and an affiliate of the Adviser due to his ownership of its shares and his position as the President and director of the Adviser. Mr. Johnson, because of such affiliation, may receive benefits from the management fees paid to the Adviser.

Under the terms of the Management Agreement, the Adviser manages the Funds’ investments subject to approval of the Board of Trustees and pays all of the expenses of the Funds except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expense on securities sold short), 12b-1 fees and extraordinary expenses. As compensation for its management services and agreement to pay the Funds’ expenses, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.30% of the average daily net assets of each Bond Fund, and 1.0% of the average daily net assets of the Enhanced Return Fund.  The Adviser has contractually agreed to waive 0.65% of the management fee for the Johnson Enhanced Return Fund through April 30, 2008, and 0.02371% of the management fee for the Bond Funds through December 31, 2007. The Adviser intends these fee waivers to be permanent, although the Adviser retains the right to remove this waiver after April 30, 2008 for the Enhanced Return Fund, and after December 31, 2007 for the Bond Funds.

For the fiscal years indicated below, the following advisory fees were paid:

	2006		2005	2004
JIC Institutional Bond Fund I	$171,937		$167,680	$154,224
JIC Institutional Bond Fund II	$170,162		$165,107	$151,578
JIC Institutional Bond Fund III	$158,918		$149,564	$132,580
Johnson Enhanced Return Fund (1)	$79,711	(2)	None	n/a

(1)	Commencement Date December 30, 2005
(2)	The Adviser waived $148,035 in 2006.

The Adviser retains the right to use the name “Johnson” in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust’s right to use the name “Johnson” automatically ceases thirty days after termination of the Management Agreement and may be withdrawn by the Adviser on thirty days written notice.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. A Fund may from time to time purchase securities issued by banks and other financial institutions that provide such services; however, in selecting investments for a Fund, no preference will be shown for such securities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Trust’s portfolio decisions and the placing of the Trust’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Trust, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Trust and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Trust effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Trust. Although research services and other information are useful to the Trust and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Trust under the Management Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to market makers may include the spread between the bid and asked prices.

To the extent that the Trust and another of the Adviser’s clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be allocated using the following rules:

A.
All client accounts would have their entire order filled or receive no shares at all, unless the account’s  purchase would exceed $50,000. In that case, filling part of the order for that account would be acceptable.

B.
The orders would be filled beginning with the account least invested in that security type, relative to its  goal, and proceed through the list with the last order filled for the account most invested in that security  type, relative to its goal.

Based on rule A, some accounts may be skipped to meet the exact number of shares purchased. For the sale  of a security, the orders would be filled beginning with the most fully invested account moving to the least  fully invested.

The Trust and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Funds. You may obtain a copy of the Code from the Securities and Exchange Commission.

DISTRIBUTION PLAN

The Enhanced Return Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), however, the Plan has not been activated and the Fund has no present intention to activate the Plan. The Plan permits the Fund to pay for certain distribution and promotion expenses related to marketing shares of the Fund. The amount payable annually by the Fund is 0.25% of its average daily net assets.

Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of shares of the Fund, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares of the Fund; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of shares of the Fund; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (g) costs of implementing and operating this Plan.

The Trustees expect that the Plan could significantly enhance the Fund’s ability to expand distribution of shares of the Fund. It is also anticipated that an increase in the size of the Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objective.

The Plan has been approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person. Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the applicable Fund. Any amendment increasing the maximum percentage payable under the Plan or other material change must be approved by a majority of the outstanding shares of the Fund, and all other material amendments to the Plan or any related agreement must be approved by a majority of the independent Trustees.

DETERMINATION OF SHARE PRICE

The prices (net asset values) of the shares of each Fund are determined as of the close of trading of the New York Stock Exchange (4:00 p.m. Eastern time) on each day the Trust is open for business and on any other day on which there is sufficient trading in a Fund’s securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust uses Thomson Financial and Interactive Data Corporation to price portfolio securities. The Board of Trustees periodically reviews the pricing services used by the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing services does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than sixty days when acquired, or which subsequently are within sixty days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

For additional information about the methods used to determine the net asset value (share price), see “Share Price Calculation” in the Prospectus.

TAXES

Each Fund has qualified, and intends to continue to qualify, under Subchapter M of the Internal Revenue Code. By so qualifying, no Fund will be liable for federal income taxes to the extent its taxable net investment income and net realized capital gains are distributed to shareholders. Each Fund is required by federal law to withhold and remit to the U.S. Treasury a portion (30%) of the dividend income and capital gains distributions of any account unless the shareholder provides a taxpayer identification number and certifies that the taxpayer identification number is correct and that the shareholder is not subject to backup withholding.

To the extent that a Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

As of December 31, 2006, the JIC Institutional Bond Fund I had accumulated net realized capital loss carryovers of ($33) expiring in 2008, ($8,213) expiring in 2009, ($941,004) expiring in 2010, ($18,453) expiring in 2011, ($9,554) expiring in 2012, ($88,244) expiring in 2013 and ($16,113) expiring in 2014. To the extent that the JIC Institutional Bond Fund I realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

As of December 31, 2006, the JIC Institutional Bond Fund II had accumulated net realized capital loss carryovers of ($50,432) expiring in 2012, ($215,538) expiring in 2013 and ($31,203) expiring in 2014. To the extent that the JIC Institutional Bond Fund II realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

As of December 31, 2006, the JIC Institutional Bond Fund III had accumulated net realized capital loss carryovers of ($53,355) expiring in 2013. To the extent that the JIC Institutional Bond Fund III realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds are required to include a schedule of portfolio holdings in their annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Funds also are required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Funds must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Funds without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor). The Funds release portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Funds. These third party servicing agents include the Adviser, Transfer Agent, Fund Accounting Agent, Administrator and Custodian, each of which is described in this SAI. Additionally, the Funds may release portfolio holdings to third party rating agencies and data reporting platforms (currently Lipper and Morningstar) on a periodic basis. The Funds also may disclose portfolio holdings, as needed, to the Funds’ auditors, proxy voting services (if applicable), pricing services and legal counsel, each of which is described in the prospectus or in this SAI. This information is disclosed to third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.

Except as described above, the Funds are prohibited from entering into any arrangements with any person to make available information about the Funds’ portfolio holdings without the specific approval of the Board. The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Funds’ portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.

PORTFOLIO MANAGERS

The Johnson Mutual Funds are managed with a team approach. The following charts indicate the individuals involved with the day to day portfolio management of each of the Johnson Mutual Funds and a description of their experience. Also included in the chart is a dollar range of equity securities in the Funds.

Portfolio Manager, Title	Participation on Teams	Length of Service	Business Experience	Dollar Range of Equity Securities in Funds
Jason Jackman	JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III, Enhanced Return Fund	13 years	Team Leader for the Fixed Income and Municipal Income Funds; CFA, 1998; Portfolio Manager for the Adviser since August, 1993.	None

Dale Coates	JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III, Enhanced Return Fund	18 years	CFA, 1999; Vice President and Portfolio Manger of the Adviser since February, 1989.	None

Michael Leisring	JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III, Enhanced Return Fund	7 years
CFA, 2002; Fixed Income Analyst for the Adviser since June, 2003; Portfolio Manager Assistant for the Adviser March, 1999 to June, 2003; Brokerage Representative, Fidelity Investments, October, 1998 to March, 1999
None

The following table discloses the number of accounts managed by the portfolio manager team member and the total assets managed within other registered investment companies (“RIC”). The Adviser does not use any performance based fees accounts.

Team Member	Number of RIC Accounts	Total RIC Assets	Number of Other Accounts	Total Assets of Other Accounts
Jason Jackman	2	$94,712,000	8	$374,784,000
Dale Coates	8	$255,272,000	91	$200,376,000
Michael Leisring	2	$94,712,000	1	$57,000

There are currently no conflicts of interest between the management of the Funds and the accounts described above that the Fund determines is material. Purchases and redemptions to the accounts are processed with an allocation program that does not permit any discrimination to either the Fund accounts or the accounts described above.

Each of the team members are compensated for their services by the Adviser. Each Portfolio Manager’s compensation consists of a salary, incentive compensation, and retirement plan contributions by the Adviser. The salary for each team member is fixed. The incentive compensation structure provides additional compensation to the portfolio management team member if the Funds and accounts described in the table meet certain performance criteria versus the established benchmarks on a pretax basis. The benchmarks are measured on a one and three year basis. Portfolio management team members are also eligible for participation in a Defined Contribution Plan which provides retirement contributions based on a percent of salary which is applied to all employees of the Adviser and its affiliates.

CUSTODIAN

National City Bank, One East Fourth Street, Cincinnati, Ohio 45202, is the current custodian of the Funds’ investments. The Custodian acts as each Fund’s depository, holds its portfolio securities in safekeeping, collects all income and other payments with respect thereto, disburses funds at the Funds’ request and maintains records in connection with its duties.

FUND SERVICES

Johnson Financial, Inc. (“JFI”), 3777 West Fork Road, Cincinnati, Ohio 45247, acts as the Funds’ transfer agent. A Trustee and four officers of the Trust are members of management and/or employees of JFI. JFI maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. For the services as transfer agent, for the fiscal years ended December 30, 2004, 2005 and 2006, JFI received from the Adviser (not the Funds) an annual fee of $168,000 in the aggregate for all Funds of the Trust.

In addition, JFI provides fund accounting services to each Fund, including maintaining each Fund’s accounts, books and records, calculating net asset value per share and distributions, and providing reports and other accounting services. For the services as fund accountant, for the fiscal years ended December 31, 2004, 2005 and 2006, JFI received from the Adviser (not the Funds) an annual fee of $144,000 in the aggregate for all Funds of the Trust.

JFI also provides the Funds with administrative services to each Fund and the Trust, including all compliance, regulatory reporting and necessary office equipment, personnel and facilities. For its services as fund administrator, for the fiscal years ended December 31, 2004, 2005 and 2006, JFI received from the Adviser (not the Funds) an annual fee of $264,000 in the aggregate for all Funds of the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen Fund Audit Services, Ltd. (f.k.a. Cohen McCurdy, Ltd.), 800 Westpoint Parkway, Suite 1100, Westlake, Ohio has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2007. Cohen Fund Audit Services, Ltd. (f.k.a. Cohen McCurdy, Ltd.) performs an annual audit of the Trust’s financial statements and provides financial, tax and accounting consulting services as requested.

FINANCIAL STATEMENTS

The financial statements and report of independent registered public accounting firm required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust’s Annual Report to shareholders for the period ended December 31, 2006. The Funds will provide the Annual Report without charge at written request or request by telephone.